                                                                      EXHIBIT 24

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Howard H. Baker, Jr.

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ W. L. Lyons Brown, Jr.

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Ernest H. Cockrell

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Alfonso Fanjul

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Forrest R. Haselton

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Charles Berdon Lawrence

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ James J. Postl

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Terry L. Savage

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Brent Scowcroft

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Gerald B. Smith

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


                  WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the 2000 Stock Option Plan of Pennzoil-Quaker State Company and the Common Stock, of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

                  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint JAMES L. PATE, JAMES J. POSTL and THOMAS P. KELLAGHER, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of March, 2000.


                                             /s/ Lorne R. Waxlax